SUBSIDIARY GUARANTY
This Subsidiary Guaranty (the “Guaranty”) is made as of December 21, 2018 by the parties identified in the signature pages thereto, and any Joinder to Guaranty hereafter delivered (collectively, the “Subsidiary Guarantors”), to and for the benefit of Wells Fargo Bank, National Association, individually (“Wells Fargo”) and as administrative agent (“Administrative Agent”) for itself and the lenders under the Credit Agreement (as defined below) and their respective successors and assigns (collectively, the “Lenders”).
RECITALS
A.    InvenTrust Properties Corp., a corporation organized under the laws of the State of Maryland (“Borrower”), and Subsidiary Guarantors have requested that the Lenders make a term loan credit facility available to Borrower in an aggregate principal amount of $400,000,000 (comprised of a two tranches in aggregate principal amounts of $250,000,000 and $150,000,000, respectively), subject to possible future increase to an aggregate of $800,000,000 (the “Facility”).
B.    The Lenders have agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Amended and Restated Term Loan Credit Agreement of even date herewith among Borrower, Wells Fargo, individually, and as Administrative Agent, and the Lenders named therein (as amended, modified or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
C.    Borrower may execute and deliver to the Lenders upon the request of such Lenders, promissory notes in the principal amount of each Lender’s Commitment and promissory notes in the principal amount, if any, of each Lender’s Loan as evidence of Borrower’s indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the “Notes”).
D.    Subsidiary Guarantors are subsidiaries of Borrower. Subsidiary Guarantors acknowledge that the extension of credit by the Administrative Agent and the Lenders to Borrower pursuant to the Credit Agreement will benefit Subsidiary Guarantors by making funds available to Subsidiary Guarantors through Borrower and by enhancing the financial strength of the consolidated group of which Subsidiary Guarantors and Borrower are members. The execution and delivery of this Subsidiary Guaranty by Subsidiary Guarantors are conditions precedent to the performance by the Lenders of their obligations under the Credit Agreement.
AGREEMENTS
NOW, THEREFORE, Subsidiary Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:
1.    Subsidiary Guarantors, jointly and severally, absolutely, unconditionally, and irrevocably guaranty to each of the Lenders and shall be surety for:
(a)    the full and prompt payment of the principal of and interest on the Loans under the Credit Agreement (including as evidenced by the Notes) when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement, and the other Loan Documents;
(b)    the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and
(c)    the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents.
All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the “Facility Indebtedness.” All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the “Obligations.” Notwithstanding the foregoing, Subsidiary Guarantors and Lenders agree that each Subsidiary Guarantor’s obligations hereunder shall not exceed the greater of: (i) the aggregate amount of all monies received, directly or indirectly, by such Subsidiary Guarantor from Borrower after the date hereof (whether by loan, capital infusion or other means), and (ii) the maximum amount of the Facility Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the “Bankruptcy Code”). To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if Subsidiary Guarantors are not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Subsidiary Guarantor’s obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Subsidiary Guarantor insolvent, or leave such Subsidiary Guarantor with an unreasonably small capital to conduct its business, or cause such Subsidiary Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code. In the event a Subsidiary Guarantor shall make any payment or payments under this Subsidiary Guaranty each other Subsidiary Guarantor of the Facility Indebtedness shall contribute to such Subsidiary Guarantor an amount equal to such non-paying Subsidiary Guarantor’s pro rata share (based on their respective maximum liabilities hereunder) of such payment or payments made by such Subsidiary Guarantor, provided that such contribution right shall be subordinate and junior in right of payment to the payment in full of the Facility Indebtedness to Lenders.
2.    In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Subsidiary Guarantors agree, on demand by the Administrative Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents.
3.    Subsidiary Guarantors do hereby waive (i) notice of acceptance of this Subsidiary Guaranty by the Administrative Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Subsidiary Guarantors may have against Borrower or which Subsidiary Guarantors or Borrower may have against the Administrative Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Subsidiary Guarantors with liability, (iv) any failure by the Administrative Agent and the Lenders to inform Subsidiary Guarantors of any facts the Administrative Agent and the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the Administrative Agent and the Lenders have no duty so to inform and that Subsidiary Guarantors are fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, (v) any and all right to cause a marshalling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Lenders to proceed against any other security given to a Lender in connection with the Facility Indebtedness or the Obligations and (vi) any defense which Subsidiary Guarantors may have against the Administrative Agent or the Lenders or the holder of a Note arising from or based in any way upon any invalidity or unenforceability of the Credit Agreement or any other Loan Documents or any provision or provisions therein. Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from Subsidiary Guarantors, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with Subsidiary Guarantors the Lenders’ assessment of the financial condition of Borrower. Subsidiary Guarantors acknowledge that no representations of any kind whatsoever have been made by the Administrative Agent and the Lenders to Subsidiary Guarantors. No modification or waiver of any of the provisions of this Subsidiary Guaranty shall be binding upon the Administrative Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Lenders. Subsidiary Guarantors further agree that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents shall in no event apply to this Subsidiary Guaranty, and will not prevent the Administrative Agent and the Lenders from proceeding against Subsidiary Guarantors to enforce this Subsidiary Guaranty.
4.    Subsidiary Guarantors further agree that Subsidiary Guarantors’ liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Subsidiary Guarantors of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or by the Administrative Agent or the Lenders’ failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents, or by the acceptance by the Administrative Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Subsidiary Guarantors shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and this Subsidiary Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Subsidiary Guarantors further understand and agree that the Administrative Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents, or any thereof, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Subsidiary Guaranty or any of the Administrative Agent and the Lenders’ rights hereunder or any of Subsidiary Guarantors’ obligations hereunder.
5.    This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection, without regard to any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Borrower or any other Person against the Administrative Agent or any Lender, including without limitation any defenses that may exist under the provisions of the Illinois Sureties Act or any similar statutes (all of which defenses are hereby waived). Subsidiary Guarantors agree that their obligations hereunder shall be joint and several with each other and with any and all other guarantees given in connection with the Facility from time to time. Subsidiary Guarantors agree that this Subsidiary Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and Subsidiary Guarantors hereby waive the right to require the Administrative Agent and the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Subsidiary Guarantors further agree that nothing contained herein or otherwise shall prevent the Administrative Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Subsidiary Guarantors’ obligations hereunder, it being the purpose and intent of Subsidiary Guarantors that the obligations of such Subsidiary Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Subsidiary Guarantors’ obligations under this Subsidiary Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Credit Agreement or any other Loan Document or by reason of Borrower’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Subsidiary Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment. The obligations of Subsidiary Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Subsidiary Guaranty.
6.    This Subsidiary Guaranty shall be assignable by a Lender, as to such Lender’s interest herein, to any assignee of all or a portion of such Lender’s rights under the Loan Documents.
7.    If: (i) this Subsidiary Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Subsidiary Guaranty, a Note, the Credit Agreement, or any Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Subsidiary Guaranty, a Note, the Credit Agreement, any of the Loan Documents, or any property securing the Facility Indebtedness (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Subsidiary Guarantors shall pay to the Administrative Agent or such Lender upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder.
8.    The parties hereto intend that each provision in this Subsidiary Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Subsidiary Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Subsidiary Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Subsidiary Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Lender or the holder of a Note under the remainder of this Subsidiary Guaranty shall continue in full force and effect.
9.    Any indebtedness of Borrower to Subsidiary Guarantors now or hereafter existing is hereby subordinated to the Facility Indebtedness.  Subsidiary Guarantors will not seek, accept, or retain for Subsidiary Guarantors’ own account, any payment from Borrower on account of such subordinated debt at any time when a Default exists under the Credit Agreement or the Loan Documents, and any such payments to Subsidiary Guarantors made while any Default then exists under the Credit Agreement or the Loan Documents on account of such subordinated debt shall be collected and received by Subsidiary Guarantors in trust for the Lenders and shall be paid over to the Administrative Agent on behalf of the Lenders on account of the Facility Indebtedness without impairing or releasing the obligations of Subsidiary Guarantors hereunder.
10.    Subsidiary Guarantors hereby subordinate to the Facility Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Subsidiary Guarantors may have against Borrower arising from a payment made by Subsidiary Guarantors under this Subsidiary Guaranty and agree, until the entire Facility Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Subsidiary Guarantors or the Lenders or any right of Subsidiary Guarantors or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Subsidiary Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Subsidiary Guarantors hereunder. It is expressly understood that the agreements of Subsidiary Guarantors set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to Borrower.
11.    Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.
12.    Subsidiary Guarantors hereby submit to personal jurisdiction in the State of Illinois for the enforcement of this Subsidiary Guaranty and waive any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Subsidiary Guaranty. Subsidiary Guarantors hereby consent to the exclusive jurisdiction of either the Illinois Courts located in Chicago, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which the Administrative Agent or a Lender may at any time wish to file in connection with this Subsidiary Guaranty or any related matter. Subsidiary Guarantors hereby agree that an action, suit, or proceeding to enforce this Subsidiary Guaranty may be brought in such state or federal court in the State of Illinois and hereby waives any objection which Subsidiary Guarantors may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.
13.    All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:
To Subsidiary Guarantors:
c/o InvenTrust Properties Corp.
3025 Highland Parkway, Suite 350
Downers Grove, Illinois 60515
Attention: Chief Financial Officer
Phone: (630) 570-0700
with copies to:
c/o InvenTrust Properties Corp.
3025 Highland Parkway, Suite 350
Downers Grove, Illinois 60515
Attention: General Counsel
Phone: (630) 570-0599
Facsimile: (630) 570-0599
and
Latham & Watkins LLP
330 N. Wabash Ave., Suite 2800
Chicago, IL 60611
Attention: Cindy Caillavet
Phone: (312) 876-7703
Email: Cindy.Caillavet@lw.com
To Wells Fargo as Administrative Agent and as a Lender:
Wells Fargo Bank, National Association
Vernon H. Chi
Senior Vice President
Wells Fargo Bank, N.A.
Commercial Real Estate - REIT Finance Group
333 South Grand Avenue
9th Floor
Los Angeles, CA 90716
Phone: 312-358-7453
Attention: Vernon H. Chi

If to any other Lender, to its address set forth in the Credit Agreement.
14.    This Subsidiary Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Subsidiary Guarantors and shall inure to the benefit of the Administrative Agent’s and the Lenders’ respective successors and assigns.
15.    This Subsidiary Guaranty shall be construed and enforced under the internal laws of the State of Illinois.
16.    SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS SUBSIDIARY GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS SUBSIDIARY GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
17.    From time to time, additional parties may execute a joinder substantially in the form of Exhibit A hereto, and thereby become a party to this Subsidiary Guaranty. From and after delivery of such joinder, the Subsidiary delivering such joinder shall be a Subsidiary Guarantor, and be bound by all of the terms and provisions of this Subsidiary Guaranty. From time to time certain Subsidiary Guarantors shall be released from their obligations under this Subsidiary Guaranty by the Administrative Agent upon satisfaction of the conditions to such release established pursuant to Section 6.21 of the Credit Agreement.
18.    Each Subsidiary Guarantor agrees that it is not a surety for purposes of the Illinois Sureties Act or any similar statutes. Each Subsidiary Guarantor waives any right that it may have under the Illinois Sureties Act or any similar statutes to assert the applicability thereof to the provisions of this Agreement to require that the Administrative Agent commence action against Borrower or any other person.

IN WITNESS WHEREOF, Subsidiary Guarantors have delivered this Subsidiary Guaranty as of the date first written above.
IA ARLINGTON RIVERVIEW GP, L.L.C.
IA ARLINGTON RIVERVIEW LP, L.L.C.
IA ATLANTA BUCKHEAD MEMBER, L.L.C.
IA AUSTIN SCOFIELD GP, L.L.C.
IA AUSTIN SCOFIELD LP, L.L.C.
IA AUSTIN WEST CREEK, L.L.C.
IA BOYNTON BEACH CONGRESS, L.L.C.
IA COLORADO SPRINGS CHEYENNE, L.L.C.
IA ERLANGER SILVERLAKE, L.L.C.
IA FULTONDALE PROMENADE, L.L.C.
IA HOUSTON NORTHWEST GP, L.L.C.
IA HOUSTON NORTHWEST LP, L.L.C.
IA MATTHEWS SYCAMORE, L.L.C.
IA NEWNAN COWETA, L.L.C.
IA NEWNAN THOMAS, L.L.C.
IA PORT CHARLOTTE PEACHLAND, L.L.C.
IA RALEIGH BENT TREE, L.L.C.
IA RICHARDSON CUSTER CREEK GP, L.L.C.
IA RICHARDSON CUSTER CREEK LP, L.L.C.
IA SAN PEDRO GARDEN, L.L.C.
IA SARASOTA TAMIAMI, L.L.C.
IA ST. PETERSBURG GATEWAY, L.L.C.
IA TUCKER HUGH HOWELL, L.L.C.
IA WESTLAKE GP, L.L.C.
IA WESTLAKE LP, L.L.C.
IA WOODSTOCK ROSE CREEK, L.L.C.
IA WYLIE WOODBRIDGE LP, L.L.C.
IVT CARY PARK TOWN CENTER, LLC
IVT CREEDMOOR RALEIGH, L.L.C.
IVT KENNESAW MARKETPLACE, LLC
IVT KYLE MARKETPLACE, LLC
IVT NORTHCROSS CENTER HUNTERSVILLE, LLC
IVT OLD GROVE MARKETPLACE OCEANSIDE, LLC
IVT PARAISO PARC PEMBROKE PINES, LLC
IVT PARKE CEDAR PARK, LLC
IVT PGA PLAZA PALM BEACH GARDENS, LLC
IVT PLAZA MIDTOWN ATLANTA, LLC
IVT RENAISSANCE CENTER DURHAM I, LLC
IVT RIO PINAR PLAZA ORLANDO, LLC
IVT RIVER OAKS VALENCIA, LLC
IVT RIVERWALK MARKET FLOWER MOUND, LLC
IVT SHOPS AT GALLERIA BEE CAVE LLC
IVT SHOPS AT TOWN CENTER GERMANTOWN, LLC
IVT SONTERRA VILLAGE SAN ANTONIO, LLC
IVT STEVENSON RANCH PLAZA, LLC
IVT WESTFORK PLAZA PEMBROKE PINES, LLC
IVT WESTPARK GLEN ALLEN, LLC
IVT WINDWARD COMMONS ALPHARETTA, LLC
MB HOUSTON ELDRIDGE GP, L.L.C.
MB HOUSTON ELDRIDGE LP, L.L.C.
MB HOUSTON ELDRIDGE TOWN CENTER GP, L.L.C.
MB HOUSTON ELDRIDGE TOWN CENTER LP, L.L.C.
MB HOUSTON WINDEMERE GP, L.L.C.
MB HOUSTON WINDEMERE LP, L.L.C.
WOODBRIDGE CROSSING GP, L.L.C.

By:	IVT OP Limited Partnership, sole member

By:	IVT OP GP, LLC, its general partner

By:	InvenTrust Properties Corp., its sole member

By:	/s/ Christy L. David

Name:	Christy L. David

Title:	Executive Vice President, General Counsel and Secretary

IA CHESAPEAKE COMMONS, L.L.C.
IA CHESAPEAKE CROSSROADS, L.L.C.
IA GARNER WHITE OAK, L.L.C.
IVT OP GP, LLC

By:	InvenTrust Properties Corp., sole member

By:	/s/ Christy L. David

Name:	Christy L. David

Title:	Executive Vice President, General Counsel and Secretary

IA CRANBERRY GENERAL PARTNER DST
IA CRANBERRY LIMITED PARTNER DST
IA CRANBERRY SPECIALTY GP DST

By:	InvenTrust Properties Corp., its signatory trustee

By:	/s/ Christy L. David

Name:	Christy L. David

Title:	Executive Vice President, General Counsel and Secretary

IA CONTINENTAL CRANBERRY SPECIALTY PARTNER, L.P.

By:	IA Cranberry General Partner DST, its general partner

By:	InvenTrust Properties Corp., its signatory trustee

By:	/s/ Christy L. David

Name:	Christy L. David

Title:	Executive Vice President, General Counsel and Secretary

IA CRANBERRY SPECIALTY, L.P.

By:	IA Cranberry Specialty GP DST, its general partner

By:	InvenTrust Properties Corp., its signatory trustee

By:	/s/ Christy L. David

Name:	Christy L. David

Title:	Executive Vice President, General Counsel and Secretary

IA MAC CORPORATION

By:	/s/ Christy L. David

Name:	Christy L. David

Title:	Secretary

IVT OP LIMITED PARTNERSHIP

By:	IVT OP GP, LLC, its general partner

By:	InvenTrust Properties Corp., its sole member

By:	/s/ Christy L. David

Name:	Christy L. David

Title:	Executive Vice President, General Counsel and Secretary

IA ARLINGTON RIVERVIEW LIMITED PARTNERSHIP

By:	IA Arlington Riverview GP, L.L.C., its general partner

IA ATLANTA BUCKHEAD, L.L.C.

By:	IA Atlanta Buckhead Member, L.L.C., its sole member

IA AUSTIN SCOFIELD LIMITED PARTNERSHIP

By:	IA Austin Scofield GP, L.L.C., its general partner

IA HOUSTON NORTHWEST LIMITED PARTNERSHIP

By:	IA Houston Northwest GP, L.L.C., its general partner

IA RICHARDSON CUSTER CREEK LIMITED PARTNERSHIP

By:	IA Richardson Custer Creek GP, L.L.C., its general partner

IA WESTLAKE LIMITED PARTNERSHIP
By:    IA Westlake GP, L.L.C., its general partner

MB HOUSTON ELDRIDGE LIMITED PARTNERSHIP

By:	MB Houston Eldridge GP, L.L.C., its general partner

MB HOUSTON ELDRIDGE TOWN CENTER LIMITED PARTNERSHIP

By:	MB Houston Eldridge Town Center GP, L.L.C., its general partner

MB HOUSTON WINDEMERE LIMITED PARTNERSHIP

By:	MB Houston Windemere GP, L.L.C., its general partner

WOODBRIDGE CROSSING, L.P.

By:	Woodbridge Crossing GP, L.L.C, its general partner

By:	IVT OP Limited Partnership, sole member of each sole member and general partner above

By:	IVT OP GP, LLC, its general partner

By:	InvenTrust Properties Corp., its sole member

By:	/s/ Christy L. David

Name:	Christy L. David
Title:    Executive Vice President, General Counsel
    and Secretary

EXHIBIT A TO SUBSIDIARY GUARANTY
FORM OF JOINDER TO SUBSIDIARY GUARANTY
THIS JOINDER is executed as of ___________, 20__ by the undersigned, each of which hereby agrees as follows:
1.    All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Subsidiary Guaranty (the “Guaranty”) dated as of December 21, 2018 executed for the benefit of Wells Fargo Bank, National Association, as agent for itself and certain other lenders, with respect to a loan from the Lenders to InvenTrust Properties Corp. (“Borrower”).
2.    As required by the Credit Agreement described in the Guaranty, each of the undersigned is executing this Joinder to become a party to the Guaranty.
3.    Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.
[INSERT SUBSIDIARY GUARANTOR SIGNATURE BLOCKS AND FEIN NUMBER]
FEIN NO. ______________________
By:
By:
Its:___________________________